POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek, Colin J. Souza and Patrick J. Kennedy, each with full power to act without the other, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this 23rd day of June 2026.

/s/Kerrii B. Anderson

Kerrii B. Anderson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek, Colin J. Souza and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

/s/ David P. Blom

David P. Blom

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek, Colin J. Souza and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

/s/John B. Blystone

John B. Blystone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek, Colin J. Souza and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

/s/Charles M. Chiappone

Charles M. Chiappone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek, Colin J. Souza and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

/s/Mark C. Davis

Mark C. Davis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek, Colin J. Souza and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

/s/Michael J. Endres

Michael J. Endres

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek, Colin J. Souza and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

/s/Paul G. Heller

Paul G. Heller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek, Colin J. Souza and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

/s/Ozey K. Horton, Jr.

Ozey K. Horton, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek, Colin J. Souza and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

/s/John H. McConnell II

John H. McConnell II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek, Colin J. Souza and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

/s/W. Bradley Southern

W. Bradley Southern

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek, Colin J. Souza and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

/s/Brantley J. Standridge

Brantley J. Standridge

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek, Colin J. Souza and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

/s/Billy R. Vickers

Billy R. Vickers

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek, Colin J. Souza and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

/s/Virgil L. Winland

Virgil L. Winland

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek and Colin J. Souza, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

.

/s/Patrick J. Kennedy

Patrick J. Kennedy

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Colin J. Souza and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

/s/Joseph B. Hayek

Joseph B. Hayek

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

/s/Colin J. Souza

Colin J. Souza

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Enterprises, Inc., an Ohio corporation, which anticipates filing its Annual Report on Form 10-K for the fiscal year ended May 31, 2026, with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, hereby makes, constitutes and appoints Joseph B. Hayek, Colin J. Souza and Patrick J. Kennedy, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report on Form 10-K and any and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits, financial statements and schedules related thereto, and any and all applications or other documents pertaining to such Annual Report on Form 10-K, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 23rd day of June 2026.

/s/Kevin J. Chan

Kevin J. Chan